UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 23, 2006
                                                 ------------------
                       PETMED EXPRESS, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)

          Florida               000-28827          65-0680967
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(State or other jurisdiction   (Commission       (IRS Employer
         of incorporation)     File Number)     Identification No.)

  1441 S.W. 29th Avenue, Pompano Beach, Florida        33069
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   (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code   (954) 979-5995
                                                     ---------------

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   (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02 Results of Operation and Financial Condition

     On October 23, 2006, PetMed Express, Inc. issued a press release announcing its September 30, 2006 quarter end results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

 (c)  Exhibits

      99.1 Press Release issued by PetMed Express, Inc. on October 23, 2006


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PETMED EXPRESS, INC.

Date:  October 24, 2006    By: /s/ Menderes Akdag
                              -------------------------------------
                              Menderes Akdag,
                              Chief Executive Officer and President

                          By: /s/ Bruce S. Rosenbloom
                              -------------------------------------
                              Bruce S. Rosenbloom,
                              Chief Financial Officer



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                        EXHIBIT INDEX

Exhibit No.              Description


99.1 Press Release issued by PetMed Express, Inc. on October 23, 2006



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